Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION,
October 24, 2006	CONTACT: David D. Brown
(276) 326-9000
First Community Bancshares, Inc. Announces Record Third Quarter and Record Year-to-Date Earnings
Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) today reported record third quarter earnings of $7.2 million, or $0.64 diluted earnings per share. This represents a 3.9% increase over third quarter 2005 earnings of $6.9 million, or $0.61 diluted earnings per share. Return on average assets for the third quarter of 2006 was 1.45%, compared to 1.40% for the third quarter of 2005. Return on average equity for the third quarter of 2006 was 14.05%, compared to 14.23% for the same period in 2005.
Year-to-date earnings were a record $21.3 million, or $1.89 diluted earnings per share, a 12% increase over the same period of 2005. Return on average assets for the period was 1.45% and return on average equity was 14.29% for the period.
The Company also crossed a milestone in its growth objectives by finishing the quarter with assets of $2.01 billion. As part of its continued focus on growth in core deposits, the Company has begun construction of four new branches. Early in 2007, two new branches will open in the Winston-Salem, North Carolina, area as well as new branches Beckley and Summersville, West Virginia. By the spring of 2007, the Company will open another branch in the Richmond, Virginia, area.
Operating costs continue to improve, with a 6.9% reduction in total non-interest expense compared to third quarter of 2005. Total non-interest expense for the most recent quarter was $12.2 million compared to $13.1 million a year ago. Total salaries and benefits decreased $1.1 million compared to the third quarter of 2005 and decreased $631 thousand compared to second quarter 2006.
Provision for loan losses was down $481 thousand and $1.0 million for the three- and nine-month periods in 2006 compared with the preceding year. These reductions reflect continued improvement in overall asset quality and improving metrics utilized within the allowance methodology. Other financial highlights are as follows:
Financial Highlights
Third Quarter 2006
•	Interest income was $30.2 million, an improvement of $1.9 million, or 6.9%, over third quarter 2005. The increase was due primarily to increases in benchmark interest rates.

•	Net interest income was down from the third quarter of 2005 due to increases in interest expense. Third quarter interest expense increased by $2.9 million, or 30% from 2005. On a linked-quarter basis, interest expense increased $632 thousand, or 5.3%. Despite the growing interest costs, tax-equivalent net interest margin remained strong at 4.20%, down slightly from 4.28% for the second quarter of 2006, and from 4.33% for the third quarter of 2005.

•	Non-interest expense for the third quarter was $12.2 million, a decrease of $375 thousand from the previous quarter and $905 thousand from third quarter of 2005. The decreases can be attributed to the extensive cost savings measures implemented by the Company during the past four quarters. Salaries and benefits decreased $631 thousand from last quarter and $1.1 million from third quarter of 2005. Third quarter efficiency ratio was 49.4% compared to 53.2% in 2005.

•	Credit quality remains sound with total delinquencies as a percent of total loans at 0.67% at September 30, 2006, compared to 0.81% at September 30, 2005, and 0.79% at December 31, 2005. The ratio of allowance for loan losses as a percent of loans held for investment was 1.15% compared to 1.10% at September 30, 2005. The provision for loan losses was $579 thousand compared to $1.1 million. Net charge-offs were $343 thousand compared to $2.6 million for third quarter 2005. Net charge-offs for the third quarter of 2005 included the $2.2 million charge-down to net realizable value of a single problem loan.
•	During the third quarter, the board of directors declared a dividend to stockholders of twenty-six cents ($0.26). The dividend represents an increase of 2.0% over the $0.255 per share paid in the third quarter of 2005. 2006 is projected to be the 15th consecutive year of dividend increases to stockholders. Dividends have increased at an average annual rate of over 10% since 1991. The third quarter dividend yield was 3.1% based on the quarter-end market value.
Year-to-Date 2006
•	Interest income grew $8.9 million, or 11%, compared to the same period of 2005. The increase was due primarily to increases in benchmark interest rates.

•	Net interest income was down somewhat from 2005 due to increases in interest expense. Year-to-date interest expense was $9.9 million, or 39%, greater than 2005. Year-to-date tax-equivalent net interest margin was 4.26%, down 17 basis points from the same period in 2005.

•	Non-interest income was $15.8 million, an increase over prior year of $2.4 million, or 18%. The bulk of the increase was due to gains realized from a second quarter branch sale and a first quarter recovery from a previous fraud loss. Service charges on deposit accounts increased $252 thousand and other service charges and commissions increased $138 thousand.

•	Compared to prior year, non-interest expense decreased $781 thousand to $38.1 million. The Company’s expense control measures are the major reason behind the flat non-interest expense compared to the prior year period. Excluding the effects of the non-recurring income and expense items, the efficiency ratio year-to-date was 52.1% compared to 54.2% in 2005.

•	The provision for loan losses was $1.8 million compared to $2.8 million for the first nine months of 2005. Net charge-offs were $1.6 million compared to $4.3 million. Non-performing loans were $3.7 million, compared to $3.4 million at year-end 2005, and $5.4 million at September 30, 2005. Non-performing loans as a percentage of loans held for investment were 0.28% compared to 0.25% at December 31, 2005, and 0.41% at September 30, 2005.

•	Since year-end 2005, consolidated assets have increased $55.1 million, a 3.8% annualized growth rate, to $2.01 billion compared to $1.95 billion.

•	Total stockholders’ equity for the Company was $205.8 million, resulting in a book value per common share outstanding of $18.40 compared to $194.5 million and $17.29 per common share at December 31, 2005.
The Company will host an investor and media teleconference and webcast on Wednesday, October 25, 2006, at 11:00 a.m. To access the teleconference, the toll-free number to call is (877) 407-8031. Alternatively, individuals may listen to the live or archived webcast of the conference call. To listen to the webcast, visit www.fcbinc.com and follow the link under the Current News Releases section. The Company’s press release and financial summary will be available in this section, as well. Copies of the Company’s third quarter 2006 earnings press release and financial summary will also be made available upon request via fax, email or postal service mail. To request a copy, contact Dave Brown at (800) 425-0839.

First Community Bancshares, Inc., headquartered in Bluefield, Virginia, is a $2.01 billion bank holding company and is the parent company of First Community Bank, N. A. First Community Bank, N. A. operates through fifty-nine banking locations and four wealth management offices in the four states of Virginia, West Virginia, North Carolina and Tennessee. First Community Bank, N. A. is also the parent of Stone Capital Management, Inc., a SEC registered investment advisory firm, which offers wealth management and investment advice. The Company offers wealth management services through its Trust & Financial Services Division, which as of September 30, 2006, managed assets with a market value of $488 million. First Community Bancshares, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol “FCBC”. Additional investor information can be found on the Internet at www.fcbinc.com.
This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

First Community Bancshares, Inc.
Consolidated Statements of Income
(Dollars in Thousands, Except Share and Per Share Data)(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2006	2005	2006	2005
Interest Income	Interest and fees on loans held for investment	$24,578	$23,263	$73,009	$66,183
	Interest on securities-taxable	3,734	2,904	9,835	7,755
	Interest on securities-nontaxable	1,877	1,783	5,519	5,597
	Interest on federal funds sold and deposits	51	343	825	737

	Total interest income	30,240	28,293	89,188	80,272

Interest Expense	Interest on deposits	8,760	6,296	24,733	16,805
	Interest on borrowings	3,724	3,276	10,461	8,471

	Total interest expense	12,484	9,572	35,194	25,276

	Net interest income	17,756	18,721	53,994	54,996
	Provision for loan losses	579	1,060	1,798	2,824

	Net interest income after provision for loan losses	17,177	17,661	52,196	52,172

Non-Interest Income	Wealth management income	623	757	2,038	2,239
	Service charges on deposit accounts	2,611	2,660	7,683	7,431
	Other service charges, commissions and fees	750	733	2,201	2,063
	(Loss) gain on sale of securities	(6)	536	60	679
	Other operating income	1,120	346	3,784	912

	Total non-interest income	5,098	5,032	15,766	13,324

Non-Interest Expense	Salaries and employee benefits	6,151	7,260	20,834	22,030
	Occupancy expense of bank premises	1,039	1,000	3,090	2,911
	Furniture and equipment expense	871	855	2,579	2,452
	Amortization of intangible assets	88	112	322	333
	Other operating expense	4,064	3,891	11,309	11,189

	Total non-interest expense	12,213	13,118	38,134	38,915

	Income from continuing operations before income taxes	10,062	9,575	29,828	26,581
	Income tax expense continuing operations	2,877	2,641	8,507	7,372

	Income from continuing operations	7,185	6,934	21,321	19,209

	Loss from discontinued operations before tax	—	(36)	—	(206)
	Income tax benefit from discontinued operations	—	(14)	—	(80)

	Loss from discontinued operations	—	(22)	—	(126)

	Net income	$7,185	$6,912	$21,321	$19,083

	Basic earnings per common share (EPS)	$0.64	$0.61	$1.90	$1.69
	Diluted earnings per common share (DEPS)	$0.64	$0.61	$1.89	$1.68
	Weighted Average Shares Outstanding:
	Basic	11,174,479	11,275,156	11,202,631	11,269,515
	Diluted	11,245,073	11,342,912	11,273,293	11,342,233
	For the period:
	Return on average assets	1.45%	1.40%	1.45%	1.34%
	Return on average equity	14.05%	14.23%	14.29%	13.49%
	Return on average tangible equity	20.29%	21.17%	20.85%	20.25%
	Cash dividends per share	$0.26	$0.255	$0.78	$0.765
	At period end:
	Book value per share	$18.40	$17.15	$18.40	$17.15
	Market value	$33.37	$29.34	$33.37	$29.34

First Community Bancshares, Inc.
Quarterly Performance Summary
Income Statements
(Dollars in Thousands Except Share and Per Share Data)(Unaudited)

		As of and for the Quarter Ended
		September 30,	June 30,	March 31,	December 31,	September 30,
		2006	2006	2006	2005	2005
Interest Income	Interest and fees on loans held for investment	$24,578	$24,506	$23,925	$23,720	$23,263
	Interest on securities-taxable	3,734	3,224	2,877	3,322	2,904
	Interest on securities-nontaxable	1,877	1,816	1,826	1,854	1,783
	Interest on federal funds sold and deposits	51	479	295	341	343

	Total interest income	30,240	30,025	28,923	29,237	28,293

Interest Expense	Interest on deposits	8,760	8,326	7,647	7,225	6,296
	Interest on borrowings	3,724	3,526	3,211	3,380	3,276

	Total interest expense	12,484	11,852	10,858	10,605	9,572

	Net interest income	17,756	18,173	18,065	18,632	18,721
	Provision for loan losses	579	811	408	882	1,060

	Net interest income after provision for loan losses	17,177	17,362	17,657	17,750	17,661

Non-Int Income	Wealth management income	623	732	683	716	757
	Service charges on deposit accounts	2,611	2,655	2,417	2,664	2,660
	Other service charges, commissions and fees	750	711	740	723	733
	(Loss) gain on sale of securities	(6)	(94)	160	74	536
	Other operating income	1,120	1,516	1,148	4,804	346

	Total non-interest income	5,098	5,520	5,148	8,981	5,032

Non-Int Expense	Salaries and employee benefits	6,151	6,782	7,901	7,450	7,260
	Occupancy expense of bank premises	1,039	1,011	1,040	992	1,000
	Furniture and equipment expense	871	858	850	1,154	855
	Amortization of intangible assets	88	144	90	102	112
	Prepayment penalties on FHLB advances	—	—	—	3,794	—
	Other operating expense	4,064	3,793	3,452	3,184	3,891

	Total non-interest expense	12,213	12,588	13,333	16,676	13,118

	Income before income taxes-continuing operations	10,062	10,294	9,472	10,055	9,575
	Income tax expense-continuing operations	2,877	3,002	2,628	2,819	2,641

	Income from continuing operations	7,185	7,292	6,844	7,236	6,934

	Loss before tax-discontinued operations	—	—	—	(27)	(36)
	Income tax benefit -discontinued operations	—	—	—	(11)	(14)

	Loss from discontinued operations	—	—	—	(16)	(22)

	Net income	$7,185	$7,292	$6,844	$7,220	$6,912

Per Share Data	Basic EPS	$0.64	$0.65	$0.61	$0.64	$0.61
	Diluted EPS	$0.64	$0.65	$0.61	$0.64	$0.61
	Basic EPS from continuing operations	$0.64	$0.65	$0.61	$0.64	$0.61
	Diluted EPS from continuing operations	$0.64	$0.65	$0.61	$0.64	$0.61
	Cash dividends per share	$0.26	$0.26	$0.26	$0.255	$0.255
	Weighted Average Shares Outstanding:
	Basic	11,174,479	11,201,052	11,233,005	11,268,496	11,275,156
	Diluted	11,245,073	11,258,581	11,311,743	11,340,526	11,342,912
	Actual shares oustanding at period end	11,183,668	11,176,455	11,214,584	11,251,803	11,273,248
	Book Value per share at period end	$18.40	$17.71	$17.49	$17.29	$17.15
	Market Value per share at period end	$33.37	$32.99	$31.98	$31.16	$29.34

First Community Bancshares, Inc.
Quarterly Balance Sheets
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
		(Dollars in thousands)
Cash and due from banks	$38,961	$43,620	$46,953	$46,872	$48,122
Interest-bearing deposits with banks	13,473	29,714	59,005	10,667	47,822
Securities available for sale	475,528	405,761	396,691	404,381	410,057
Securities held to maturity	20,250	20,641	22,789	24,173	24,723
Loans held for sale	1,046	1,293	848	1,274	1,377
Loans held for investment, net of unearned income	1,299,220	1,318,943	1,329,666	1,331,039	1,321,221
Less allowance for loan losses	14,946	14,710	14,797	14,736	14,486

Net loans	1,284,274	1,304,233	1,314,869	1,316,303	1,306,735
Premises and equipment	35,879	35,888	35,636	34,993	35,640
Other real estate owned	753	910	867	1,400	1,690
Interest receivable	11,435	10,179	10,664	10,232	10,175
Intangible assets	60,796	60,883	61,028	61,119	61,287
Other assets	65,174	66,510	39,512	41,069	39,886

Total Assets	$2,007,569	$1,979,632	$1,988,862	$1,952,483	$1,987,514

Deposits:
Demand	$245,097	$253,664	$246,521	$230,542	$237,455
Interest-bearing demand	145,519	139,861	149,039	144,314	152,331
Savings	327,120	344,436	362,677	355,184	375,027
Time	681,719	675,165	683,853	675,904	681,225

Total Deposits	1,399,455	1,413,126	1,442,090	1,405,944	1,446,038
Interest, taxes and other liabilities	15,994	14,938	15,471	16,153	15,169
Federal funds purchased	15,500	—	—	82,500	—
Securities sold under agreements to repurchase	172,711	149,507	131,009	124,154	125,739
FHLB and other indebtedness	198,127	204,158	204,192	129,231	207,180

Total Liabilities	1,801,787	1,781,729	1,792,762	1,757,982	1,794,126

Common stock, $1 par value	11,499	11,499	11,499	11,496	11,496
Additional paid-in capital	108,605	108,602	108,629	108,573	108,606
Retained earnings	95,414	91,136	86,755	82,828	78,484
Treasury stock, at cost	(9,866)	(10,097)	(8,934)	(7,625)	(6,897)
Accumulated other comprehensive income (loss)	130	(3,237)	(1,849)	(771)	1,699

Total Stockholders’ Equity	205,782	197,903	196,100	194,501	193,388

Total Liabilities and Stockholders’ Equity	$2,007,569	$1,979,632	$1,988,862	$1,952,483	$1,987,514

First Community Bancshares, Inc.
Selected Financial Information
(Unaudited)

	As of and for the Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
	(Dollars in thousands)
Ratios
Return on average assets	1.45%	1.47%	1.42%	1.44%	1.40%
Return on average equity	14.05%	14.74%	14.09%	14.69%	14.23%
Return on average tangible equity	20.29%	21.61%	20.42%	21.58%	21.08%
Net interest margin	4.20%	4.28%	4.32%	4.27%	4.33%
Efficiency ratio for the quarter (a)	49.44%	50.49%	56.38%	52.65%	53.23%
Efficiency ratio year-to-date (a)	52.07%	53.39%	56.38%	53.83%	54.23%
Equity as a percent of total assets at end of period	10.25%	10.00%	9.86%	9.96%	9.73%
Average earning assets as a percentage of average total assets	90.06%	90.55%	91.39%	92.12%	92.09%
Average loans as a percentage of average deposits	93.31%	92.87%	94.23%	92.34%	92.94%

Average Balances
Investments	$443,680	$427,085	$426,953	$464,713	$444,720
Loans	1,305,839	1,328,768	1,335,080	1,326,858	1,320,434
Earning assets	1,774,277	1,797,214	1,790,870	1,826,221	1,804,504
Total assets	1,970,003	1,984,741	1,959,600	1,982,411	1,959,583
Deposits	1,399,435	1,430,785	1,416,895	1,436,927	1,420,799
Interest-bearing deposits	1,158,907	1,190,489	1,185,265	1,202,972	1,187,958
Borrowings	351,909	340,694	330,621	334,917	331,142
Interest-bearing liabilities	1,510,816	1,531,183	1,515,886	1,537,889	1,519,100
Equity	202,922	198,440	196,998	195,051	192,648
Tax-equivalent net interest income	18,775	19,161	19,059	19,641	19,691

(a)	Excludes securities gains/losses, intangible amortization, foreclosed property expenses, non-recurring income and expense items, and includes tax equivalency adjustment.

First Community Bancshares, Inc.
Selected Financial Information
(Unaudited)

	As of and for the Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
		(Dollars in thousands)
Asset Quality Analysis:
Allowance for Loan Losses:
Beginning balance	$14,710	$14,797	$14,736	$14,486	$15,984
Provision for Loan Losses	579	811	408	882	1,060
Charge-offs	(832)	(1,389)	(715)	(1,417)	(3,037)
Recoveries	489	491	368	785	479

Net charge-offs	(343)	(898)	(347)	(632)	(2,558)

Ending balance	$14,946	$14,710	$14,797	$14,736	$14,486

Nonperforming Assets:
Nonaccrual loans	$3,657	$2,937	$2,517	$3,383	$5,417
Foreclosed real estate	753	910	867	1,400	1,690
Repossessions	26	3	8	55	14
Loans 90 days or more past due and still accruing	—	—	—	11	—

Nonperforming assets	$4,436	$3,850	$3,392	$4,849	$7,121

Asset Quality Ratios:
Nonaccrual loans and leases as a percentage of loans held for investment	0.28%	0.22%	0.19%	0.25%	0.41%
Nonperforming assets as a percentage of:
Total assets	0.22%	0.19%	0.17%	0.25%	0.36%
Loans held for investment plus foreclosed property	0.34%	0.29%	0.25%	0.36%	0.54%
Annualized net charge-offs as a % of average loans held for investment	0.11%	0.27%	0.10%	0.19%	0.77%
Allowance for loan losses as a percentage of loans held for investment	1.15%	1.12%	1.11%	1.11%	1.10%
Ratio of allowance for loan losses to nonaccrual loans	4.09	5.01	5.88	4.36	2.67

First Community Bancshares, Inc.
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited)

	Three Months Ended September 30,
	2006			2005
			Yield/			Yield/
	Average	Interest	Rate	Average	Interest	Rate
	Balance	(1)	(1)	Balance	(1)	(1)
	(Dollars in thousands)
Earning Assets
Loans
Held for Investment (2)
Taxable	$1,304,500	$24,562	7.47%	$1,318,759	$23,241	6.99%
Tax-Exempt	1,339	24	7.11%	1,675	33	7.84%

Total	1,305,839	24,586	7.47%	1,320,434	23,274	6.99%
Securities Available for Sale
Taxable	269,061	3,490	5.15%	275,775	2,901	4.17%
Tax-Exempt	154,221	2,482	6.39%	141,865	2,255	6.31%

Total	423,282	5,972	5.60%	417,640	5,156	4.90%
Held to Maturity Securities
Taxable	385	6	6.18%	398	3	2.99%
Tax-Exempt	20,013	406	8.05%	26,682	487	7.23%

Total	20,398	412	8.01%	27,080	490	7.17%
Interest-bearing Deposits with Banks	24,758	289	4.63%	39,350	343	3.46%

Total Earning Assets	1,774,277	$31,259	6.99%	1,804,504	$29,263	6.43%
Other Assets	195,726			155,079

Total	$1,970,003			$1,959,583

Interest-bearing Liabilities
Interest-bearing Demand Deposits	$144,034	$120	0.33%	$152,658	$105	0.27%
Savings Deposits	336,611	1,773	2.09%	367,314	1,108	1.20%
Time Deposits	678,262	6,867	4.02%	667,986	5,083	3.02%
Fed Funds Purchased & Repurchase Agreements	151,813	1,276	3.33%	123,936	691	2.21%
FHLB Borrowings & Other Long-term Debt	200,096	2,448	4.85%	207,206	2,585	4.95%

Total Interest-bearing Liabilities	1,510,816	12,484	3.28%	1,519,100	9,572	2.50%
Noninterest-bearing Demand Deposits	240,528			232,841
Other Liabilities	15,737			14,994
Stockholders’ Equity	202,922			192,648

Total	$1,970,003			$1,959,583

Net Interest Income		$18,775			$19,691

Net Interest Rate Spread (3)			3.71%			3.93%

Net Interest Margin (4)			4.20%			4.33%

(1)	Fully taxable equivalent at the rate of 35%.

(2)	Non-accrual loans are included in average balances outstanding but with no related interest income during the period of non-accrual.

(3)	Represents the difference between the yield on earning assets and cost of funds.

(4)	Represents tax equivalent net interest income divided by average earning assets.

First Community Bancshares, Inc.
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited)

	Nine Months Ended September 30,
	2006			2005
			Yield/			Yield/
	Average	Interest	Rate	Average	Interest	Rate
	Balance	(1)	(1)	Balance	(1)	(1)
	(Dollars in thousands)
Earning Assets
Loans
Held for Investment (2)
Taxable	$1,321,656	$72,953	7.38%	$1,290,606	$66,089	6.85%
Tax-Exempt	1,466	85	7.75%	3,052	144	6.31%

Total	1,323,122	73,038	7.38%	1,293,658	66,233	6.85%
Securities Available for Sale
Taxable	259,540	9,581	4.94%	253,335	7,744	4.09%
Tax-Exempt	151,417	7,208	6.36%	142,400	6,835	6.42%

Total	410,957	16,789	5.46%	395,735	14,579	4.93%
Held to Maturity Securities
Taxable	388	17	5.86%	402	11	3.66%
Tax-Exempt	21,289	1,283	8.06%	29,774	1,775	7.97%

Total	21,677	1,300	8.02%	30,176	1,786	7.91%
Interest-bearing Deposits with Banks	31,637	1,063	4.49%	31,241	736	3.15%

Total Earning Assets	1,787,393	$92,190	6.90%	1,750,810	$83,334	6.36%
Other Assets	184,092			152,466

Total	$1,971,485			$1,903,276

Interest-bearing Liabilities
Interest-bearing Demand Deposits	$146,325	$338	0.31%	$153,938	$295	0.26%
Savings Deposits	350,662	5,166	1.97%	367,415	2,813	1.02%
Time Deposits	681,136	19,229	3.77%	654,397	13,697	2.80%
Fed Funds Purchased & Repurchase Agreements	139,716	3,378	3.23%	126,215	1,897	2.01%
FHLB Borrowings & Other Long-term Debt	201,437	7,083	4.70%	170,552	6,573	5.15%

Total Interest-bearing Liabilities	1,519,276	35,194	3.10%	1,472,517	25,275	2.29%
Noninterest-bearing Demand Deposits	237,517			227,038
Other Liabilities	15,217			14,522
Stockholders’ Equity	199,475			189,199

Total	$1,971,485			$1,903,276

Net Interest Income		$56,996			$58,059

Net Interest Rate Spread (3)			3.80%			4.07%

Net Interest Margin (4)			4.26%			4.43%

(1)	Fully taxable equivalent at the rate of 35%.

(2)	Non-accrual loans are included in average balances outstanding but with no related interest income during the period of non-accrual.

(3)	Represents the difference between the yield on earning assets and cost of funds.

(4)	Represents tax equivalent net interest income divided by average earning assets.